                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


Date of Report:January 22, 1998
(Date of earliest event reported)



         Residential Funding Mortgage Securities II, Inc.
      (Exact name of registrant as specified in its charter)


DELAWARE                     333-28025                   41-1808858
(State or Other Juris-      (Commission            (I.R.S. Employer
diction of Incorporation)  File Number)         Identification No.)


   8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota55437
              (Address of Principal Executive Office)    (Zip Code)


 Registrant's telephone number, including area code:(612) 832-7000






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Item 5Other Events.

           On or about January 29, 1998, the Registrant will cause the issuance and sale of Home Loan-Backed Term Notes, Series 1998-HS1, (the "Term Notes") issued pursuant to an Indenture to be dated as of January 29, 1998, between Home Equity Loan Trust 1998-HS1, as issuer, and The Chase Manhattan Bank, as Indenture Trustee.

           In connection with the sale of the Term Notes by Morgan Stanley Dean Witter and Residential Funding Securities Corporation (together, the "Underwriters"), the Registrant has been advised by Morgan Stanley Dean Witter as Representative for the Underwriters (the "Representative"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Term Notes following the effective date of Registration Statement No.333-28025, which Computational Materials are being filed manually as exhibits to this report.

           The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Term Notes and by any other information subsequently filed with the Securities and Exchange Commission.

           The Computational Materials consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE". The Underwriters have advised the Registrant that certain information in the Computational Materials may have been based on assumptions that differed from the final pool information.

           The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

           In addition, the actual characteristics and performance of the Revolving Credit Loans underlying the Term Notes (the "Revolving Credit Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Term Notes might vary under varying prepayment and other

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      scenarios. Any difference between such assumptions and the actual characteristics and performance of the Revolving Credit Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Term Notes.


Item 7Financial Statements, Pro Forma Financial Information and Exhibits


      (a)  Financial Statements.

           Not applicable.

      (b)  Pro Forma Financial Information.

           Not applicable.

      (c)  Exhibits



                    Item 601(a) of
                    Regulation S-K
Exhibit No.         Exhibit No.         Description
         1                  99          Computational Materials



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      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.

                                    By:   /s/ Diane S. Wold
                                    Name: Diane S. Wold
                                 Vice President




Dated: January 22, 1998


























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      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                          RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES II, INC.
                                    By:
                                    Name: Diane S. Wold
                                 Vice President




Dated: January 22, 1998

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                           EXHIBIT INDEX


                     Item 601 (a) of Sequentially
      Exhibit   Regulation S-K Numbered
      Number         Exhibit No.     Description    Page

      1                   99         Computational Materials      Filed Manually


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                              -7-
                             EXHIBIT

                      (Intentionally Omitted)

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